UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

UMH Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-12690	22-1890929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C, Freehold, NJ	07728
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 577-9997

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	UMH	New York Stock Exchange
8.0% Series B Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRB	New York Stock Exchange
6.75% Series C Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRC	New York Stock Exchange
6.375% Series D Cumulative Redeemable Preferred Stock, $.10 par value	UMH PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

On May 26, 2020, UMH Properties, Inc. (the “Company”) issued a press release announcing that the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Thursday, June 11, 2020 at 4:00 p.m., Eastern Daylight Time, will be a virtual-only meeting, via live audio webcast. A copy of the press release is attached as Exhibit 99 to this report and is incorporated herein by reference.

The information in this report and the exhibit attached hereto is being furnished, not filed, for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 7.01 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 8.01. Other Information.

Change to Virtual Meeting

As stated in Item 7.01 and in the Company’s May 26, 2020 press release, due to the public health threat caused by COVID-19 in the United States and to support the health and safety of employees, stockholders, directors and its community, the Company’s 2020 Annual Meeting will be held solely by means of remote communication, via live audio webcast. As previously announced, the Annual Meeting will be held on Thursday, June 11, 2020, at 4:00 p.m., Eastern Daylight Time. To attend the Annual Meeting, shareholders must visit www.virtualshareholdermeeting.com/UMH2020 and enter the 16-digit control number included on their proxy card or on the voting instruction form that they have previously received. In the case of a misplaced or lost control number, beneficial shareholders should contact their bank/broker to obtain their control number. Registered shareholders can contact the Company’s Investor Relations department at ir@umh.com. Online access and check-in for the Annual Meeting will begin at 3:45 p.m. Eastern Time on June 11, 2020. Participants should allow adequate time to check in before the start of the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99	Press Release dated May 26, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMH Properties, Inc.

Date: May 27, 2020	By:	/s/ Anna T. Chew
	Name:	Anna T. Chew
	Title:	Vice President and
Chief Financial Officer

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